Exhibit 99.1

Orbital Infrastructure Group Reports First Quarter 2023 Results

HOUSTON, (May 16, 2023) — Orbital Infrastructure Group, Inc. (“OIG”) (Nasdaq: OIG), today announced financial results for the first quarter of 2023. The Company also announced that its Quarterly Report on Form 10-Q for the quarter ended March 31, 2023, was filed with the SEC on May 15, 2023.

First Quarter 2023 Summary Financial Results

●	Revenue of $80.2 million compared to $70.3 million in the first quarter of 2022.
●	Adjusted EBITDA from continuing operations (a non-GAAP measure) was $5.6 million for the three months ended March 31, 2023, compared to $3.8 million for the comparable period in 2022. The Adjusted EBITDA from continuing operations for the three months ended March 31, 2023 was primarily attributed to income in the electric power and telecommunications segments offset by losses in the renewables segment and corporate costs. See Table in the section entitled "Reconciliation of non-GAAP Financial Measures.”
●

Net cash provided by operating activities totaled $0.8 million for the three months ended March 31, 2023, compared to net cash used in operating activities of $1.6 million for the comparable period in 2022.

Non-GAAP Financial Measures

The financial measures not prepared in conformity with generally accepted accounting principles in the United States (GAAP) that are utilized in this press release are provided to enable investors, analysts and management to evaluate Orbital Infrastructure's performance excluding the effects of certain items that management believes impact the comparability of operating results between reporting periods. In addition, management believes these measures are useful in comparing Orbital Infrastructure's operating results with those of its competitors. These measures should be used in addition to, and not in lieu of, financial measures prepared in conformity with GAAP. Please see the accompanying tables for reconciliations of the following non-GAAP financial measures for Orbital Infrastructure's current and historical results (as applicable): EBITDA and Adjusted EBITDA from continuing operations (non-GAAP financial measures) to loss from continuing operations, net of income taxes.

Additional Corporate Update

The Company continues to explore a range of strategic alternatives. There can be no assurance any strategic alternative will be completed, and would be dependent on a number of factors that may be beyond the Company’s control. The Company will provide updates when it determines that further disclosure is appropriate or necessary.

About Orbital Infrastructure Group

Orbital Infrastructure Group, Inc. is a diversified infrastructure services platform, providing engineering, design, construction, and maintenance services to customers in three operating segments; electric power, telecommunications, and renewables.

Forward Looking Statements

This press release includes "forward-looking statements" within the meaning of the Securities Exchange Act of 1934, as amended, and other federal securities laws. The "forward-looking statements" include our current expectations, assumptions, estimates and projections about our Company. They include statements relating to our future actions or potential outcomes which the Company believes to be reasonable at this time. You can identify forward-looking statements by the use of words such as "outlook," "may," "should," "could," "estimates," "predicts," "potential," "continue," "anticipates," "believes," "plans," "expects," "future" and "intends" and similar expressions which are intended to identify forward-looking statements.

These statements are not guarantees of future performance and are subject to risks, uncertainties, and other factors, some of which are beyond our control and difficult to predict, including, among others:

●	the Company’s EBITDA and adjusted EBITDA from continuing operations;
●	the timing of our review of any strategic alternatives;
●	whether we will be able to identify or develop any strategic alternatives;
●	our ability to execute on material aspects of any strategic alternatives;
●	whether we can achieve the potential benefits of any strategic alternatives;
●	changes in macroeconomic conditions;

All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this press release reflect our view only as of the date of this press release. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted by us. In evaluating our financial results and forward-looking statements, you should carefully consider the risks and uncertainties more fully described in the "Risk Factors" section or other sections in our reports filed with the SEC including the most recent annual report on Form 10-K and any subsequent periodic reports on Form 10-Q and current reports on Form 8-K.

Investor Relations:
TraDigital Investor Relations

Kevin McGrath

+1 (646) 418-7002

kevin@tradigitalir.com

Orbital Infrastructure Group, Inc.

Condensed Consolidated Balance Sheets

(Unaudited)

	March 31,	December 31,
(in thousands, except share and per share amounts)	2023	2022

Assets:
Current Assets:
Cash and cash equivalents	$23,993	$21,489
Restricted cash - current	123	123
Trade accounts receivable, net of allowance	49,968	52,652
Inventories	1,857	1,691
Contract assets	18,770	13,917
Note receivable, current portion	1,462	1,442
Prepaid expenses and other current assets	5,173	7,840
Assets held for sale - current	3,198	3,198
Total current assets	104,544	102,352

Property and equipment, less accumulated depreciation	21,718	22,930
Investment	1,063	1,063
Right of use assets - Operating leases	15,321	16,588
Right of use assets - Financing leases	7,447	8,394
Goodwill	7,006	7,006
Other intangible assets, net	108,945	111,134
Restricted cash	576	486
Deposits and other assets	1,593	1,618
Total assets	$268,213	$271,571

Liabilities and Stockholders' Equity:
Current Liabilities:
Accounts payable	$49,318	$41,333
Notes payable, current	250,711	144,708
Line of credit	4,000	4,000
Operating lease obligations - current portion	4,345	4,540
Financing lease obligations - current portion	5,437	5,316
Accrued expenses	45,198	39,065
Contract liabilities	2,700	10,218
Financial instrument liabilities	45,392	43,693
Total current liabilities	407,101	292,873
Financial instrument liability, noncurrent portion	—	536
Warrant liabilities	1,131	1,777
Notes payable, less current portion	1,276	100,528
Operating lease obligations, less current portion	11,327	12,350
Financing lease obligations, less current portion	6,311	7,673
Other long-term liabilities	570	570
Total liabilities	427,716	416,307

Commitments and contingencies

Stockholders' Equity:
Preferred stock, par value $0.001; 10,000,000 shares authorized; no shares issued at March 31, 2023 or December 31, 2022	—	—
Common stock, par value $0.001; 325,000,000 shares authorized; 4,658,274 shares issued and 4,649,447 shares outstanding at March 31, 2023 and 3,947,101 shares issued and 3,938,274 shares outstanding at December 31, 2022	5	4
Additional paid-in capital	353,251	347,511
Treasury stock at cost; 8,827 shares held at March 31, 2023 and December 31, 2022	(413)	(413)
Accumulated deficit	(507,286)	(487,121)
Accumulated other comprehensive loss	(673)	(691)
Total Orbital Energy Group, Inc.'s stockholders' equity	(155,116)	(140,710)
Noncontrolling interest	(4,387)	(4,026)
Total stockholders' equity	(159,503)	(144,736)
Total liabilities and stockholders' equity	$268,213	$271,571

Orbital Infrastructure Group, Inc.

Condensed Consolidated Statements of Operations

(Unaudited)

	For the Three Months
(in thousands, except share and per share amounts)	Ended March 31,
	2023	2022

Revenues	$80,186	$70,254

Cost of revenues	66,069	58,671

Gross profit	14,117	11,583

Operating expenses:
Selling, general and administrative expense	14,260	8,126
Depreciation and amortization	2,659	5,323
Provision for (recovery of) bad debt	490	(60)
Other operating income	(15)	(18)

Total operating expenses	17,394	13,371

Loss from operations	(3,277)	(1,788)

Loss on extinguishment of debt	(583)	(26,019)
Loss on financial instrument	(1,196)	(928)
Gain on warrant liabilities	646	—
Other income (expense)	(4,147)	345
Interest expense	(11,164)	(8,039)

Loss from continuing operations before income taxes	(19,721)	(36,429)
Income tax expense	536	241

Loss from continuing operations, net of income taxes	(20,257)	(36,670)

Discontinued operations (Note 3)
Loss from discontinued operations, net of income taxes	(268)	(953)

Net loss	$(20,525)	$(37,623)
Less: net loss attributable to noncontrolling interest	(360)	(22)
Net loss attributable to Orbital Infrastructure Group, Inc.	$(20,165)	$(37,601)

Basic and diluted weighted average common shares outstanding	4,327,323	2,078,168

Loss from continuing operations per common share - basic and diluted	$(4.60)	$(17.63)

Loss from discontinued operations per common share - basic and diluted	(0.06)	(0.46)

Loss per common share - basic and diluted	$(4.66)	$(18.09)

Orbital Infrastructure Group, Inc.

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	For the Three Months
(in thousands)	Ended March 31,
	2023	2022
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(20,525)	$(37,623)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation	3,173	3,687
Amortization of intangibles	2,242	5,003
Amortization of debt discount	4,224	1,635
Amortization of note receivable discount	—	(63)
Stock-based compensation and expense, net of forfeitures	631	(3,050)
Fair value adjustment to liability for stock appreciation rights	—	(269)
Fair value adjustment to financial instrument liabilities	1,196	928
Fair value adjustment to warrant liabilities	(646)	—
Loss on extinguishment of debt and debt modifications	583	26,019
Provision for bad debt	490	31
Deferred income taxes	33	—
Inventory reserve	—	(22)
Loss (gain) on sale of assets	212	(103)
Liquidated damages from debt	4,068	—
Non-cash unrealized foreign currency (gain) loss	(5)	48

Change in operating assets and liabilities, net of acquisition:
Trade accounts receivable	2,145	(3,935)
Inventories	(167)	20
Contract assets	(4,812)	(6,378)
Prepaid expenses and other current assets	2,748	(751)
Right of use assets/lease liabilities, net	33	35
Deposits and other assets	(16)	(26)
Accounts payable	7,633	7,929
Accrued expenses	5,053	4,175
Contract liabilities	(7,518)	1,145
NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	775	(1,565)

CASH FLOWS FROM INVESTING ACTIVITIES:
Cash paid for acquisitions, net of cash received	—	(773)
Purchases of property and equipment	(622)	(1,351)
Deposits on financing lease property and equipment	8	26
Proceeds from sale of property and equipment	53	78
Purchase of other intangible assets	(18)	(51)
Proceeds from notes receivable	—	3,500
NET CASH PROVIDED BY (USED IN) INVESTING ACTIVITIES	(579)	1,429

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from line of credit	—	3,500
Payments on line of credit	—	(2,000)
Payments on financing lease obligations	(1,310)	(1,212)
Proceeds from notes payable	9,750	—
Payments on notes payable	(6,053)	(5,804)
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	2,387	(5,516)

Effect of exchange rate changes on cash	11	(268)
Net increase (decrease) in cash, cash equivalents and restricted cash	2,594	(5,920)
Cash, cash equivalents and restricted cash at beginning of period	22,098	28,041

CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$24,692	$22,121

Orbital Infrastructure Group, Inc.

Reconciliation of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA from Continuing Operations

(Unaudited)

The following table presents reconciliations of the non-GAAP financial measures of EBITDA and Adjusted EBITDA from continuing operations to loss from continuing operations, net of income taxes for the three months ended March 31, 2023 and 2022. These reconciliations are intended to provide useful information to investors and analysts as they evaluate the Company's performance. EBITDA from continuing operations is defined as loss from continuing operations before interest, taxes, depreciation and amortization, and Adjusted EBITDA from continuing operations is defined as EBITDA from continuing operations adjusted for certain other items as described below. We believe that the exclusion of these items from loss from continuing operations enables management and investors to more effectively evaluate the Company's operations period over period and to identify operating trends that might not be apparent when including the excluded items. However, these measures should not be considered as an alternative to loss from continuing operations, net of income taxes or other measures of performance that are derived in accordance with GAAP.

As to certain of the items in the table below: (i) stock-based compensation and expense (benefit) may vary from period to period due to fair value adjustments from changes in market conditions, forfeiture rates, accelerated vesting and the amount stock-based awards granted; (ii) acquisition costs vary from period to period depending on the level of the Company’s acquisition activity; (iii) gains and losses on the disposal of assets varies from period to period depending on the utilization and condition of the Company's long-lived assets; (iv) gains and losses on extinguishment and modification of debt varies from period to period depending on changes in the Company's financing activities; and (v) gains and losses on financials instruments varies from period to period depending on changes in the market price of the Company’s common stock and other factors; (vi) restructuring costs vary from period to period depending on changes in the Company’s restructuring activities.

Because EBITDA and adjusted EBITDA from continuing operations, as defined, exclude some, but not all, items that affect loss from continuing operations, such measures may not be comparable to similarly titled measures of other companies. The most comparable GAAP financial measure, loss from continuing operations, net of income taxes and information reconciling the GAAP and non-GAAP financial measures, are included below.

	For the Three Months Ended
(In thousands)	March 31,
	2023	2022
Loss from continuing operations, net of income taxes (GAAP)	$(20,257)	$(36,670)
Interest expense, net	11,144	7,961
Income tax expense	536	241
Depreciation and amortization	5,415	8,690
EBITDA loss from continuing operations	(3,162)	(19,778)
Stock-based compensation and expense (benefit) (a)	631	(3,319)
Acquisition costs (b)	—	32
(Gain) on disposal of assets (c)	(15)	(103)
Loss on extinguishment and modification of debt (d)	4,651	26,019
Loss on financial instruments and warrant liabilities, net (e)	550	928
Restructuring expenses (f)	2,968	—
Adjusted EBITDA from continuing operations (g)	$5,623	$3,779

Orbital Infrastructure Group, Inc.

Reconciliation of Non-GAAP Financial Measures

EBITDA and Adjusted EBITDA from Continuing Operations

(Unaudited)

(a)

The amounts include non-cash expenses (benefit) recognized from the vesting of stock-based compensation awards issued to employees, executives, directors and consultants for services provided, net of forfeitures. The amount for the three months ended March 31, 2022 also includes non-cash expenses recognized on the modification of the Company’s executive stock appreciation rights (SARS) compensation awards.

(b)	The amount for the three months ended March 31, 2022 includes costs incurred on the acquisition of Coax Fiber Solutions.
(c)	The amounts relate to net gains recognized on the disposal of the Company’s long-lived assets.
(d)

The amounts include losses incurred from the extinguishment of certain notes payable through the issuance of common stock at a discount to market value and liquidated damages incurred from the failure to meet certain debt reduction requirements. The amount for the three months ended March 31, 2022 also includes a loss incurred from the modification of the Company’s seller financed notes payable related to the acquisition of Front Line Power Construction, LLC.

(e)

The amounts include losses on the fair value remeasurement of financial instruments associated with the Company’s Front Line Power Construction seller financed notes payable and syndicated debt agreements. The amount of the three months ended March 31, 2023 also includes a gain on the fair value remeasurement of the Company’s warrant liabilities.

(f)

The amount for the three months ended March 31, 2023 includes restructuring costs incurred in connection with the Company's restructuring activities, including legal, consulting and other one-time professional service costs incurred during the year.

(g)	The calculations of Adjusted EBITDA from continuing operations for the three months ended March 31, 2022 have been amended to conform to the current period calculations.